UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 1, 2018

EPR Properties
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-13561 (Commission File Number)	43-1790877 (I.R.S. Employer Identification No.)

909 Walnut Street, Suite 200
Kansas City, Missouri 64106
(Address of principal executive office)(Zip Code)

(816) 472-1700
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03.	Material Modification to Rights of Security Holders.
The information set forth in Item 5.03 below regarding the amendment to the Amended and Restated Declaration of Trust, as amended (the "Declaration of Trust"), of EPR Properties (the "Company") is incorporated by reference into this Item 3.03.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On June 1, 2018, at the 2018 Annual Meeting of Shareholders (the "2018 Annual Meeting") of the Company held on June 1, 2018, the Company's shareholders approved an amendment (the "Amendment") to Article Fifth, Section 2 of the Company's Declaration of Trust to phase-out the Company's classified board structure, such that trustees whose terms are expiring will be elected for one-year terms starting at the Company's 2019 annual meeting of shareholders. Pursuant to the Amendment, the Company's Board of Trustees will be fully declassified by the Company's 2021 annual meeting of shareholders. The Amendment was filed with the State Department of Assessments and Taxation of Maryland on June 1, 2018.
The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed herewith as Exhibit 3.1 and incorporated herein by reference. A more detailed description of the material changes in rights of the Company's shareholders as a result of the Amendment was included in Proposal No. 3 of the Company's definitive proxy statement filed with the Securities and Exchange Commission on April 20, 2018, which description is incorporated in its entirety herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
At the Company's 2018 Annual Meeting held on June 1, 2018, the matters voted upon and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to such matters, were as stated below:
Proposal No. 1
The following nominees for Class III trustees were elected to serve three-year terms expiring in 2021:

	For	Withheld	Broker Non-Votes
Thomas M. Bloch	54,363,413	1,347,436	10,061,073
Jack A. Newman, Jr.	54,758,932	951,917	10,061,073
Proposal No. 2
The shareholders approved the compensation of the Company's named executive officers as presented in the Company's proxy statement on a non-binding, advisory basis:

For	52,360,193
Against	3,145,050
Abstain	205,605
Broker Non-Vote	10,061,073

Proposal No. 3
The shareholders approved the Amendment to the Company's Declaration of Trust to phase-out the Company's classified board structure:

For	54,777,979
Against	775,814
Abstain	157,056
Broker Non-Vote	10,061,073
Proposal No. 4
The shareholders approved the ratification of KPMG LLP as the Company's independent registered public accounting firm for 2018:

For	64,784,396
Against	866,956
Abstain	120,569
Broker Non-Vote	—
Item 9.01.    Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Articles of Amendment of Amended and Restated Declaration of Trust of EPR Properties, filed June 1, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

EPR PROPERTIES

By:	/s/ Mark A. Peterson
Name:	Mark A. Peterson
Title:	Executive Vice President, Treasurer and Chief Financial Officer

Date: June 1, 2018